EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Gatos Silver, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Stephen Orr, as Chief Executive Officer of the Company, and Roger Johnson, as Chief Financial Officer of the Company, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that:
(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen Orr Stephen Orr Chief Executive Officer March 29, 2021
/s/ Roger Johnson Roger Johnson Chief Financial Officer March 29, 2021